UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 6, 2007


                                Sun Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)

       New Jersey                             0-20957               52-1382541
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 (State or Other Jurisdiction              SEC Commission         (IRS Employer
     of Incorporation)                       File No.)            Identification
                                                                      Number)

226 Landis Avenue, Vineland, New Jersey                               08360
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
          ----------------------------------------------------------------------
          Appointment of Certain Officers; Compensatory Arrangements of  Certain
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          Officers.
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         On February 6, 2007,  the Board of Directors of Sun Bancorp,  Inc. (the
"Company") and the Board of Directors of Sun National Bank (the "Bank") terminated Mr. Thomas A. Bracken as the President and Chief Executive Officer of the Company and the Bank.

         Mr. Sidney R. Brown, Vice Chairman, Treasurer and Secretary of the Company has been appointed by the Company's Board of Directors to serve as Acting President and Chief Executive Officer of the Company until a replacement for Mr. Bracken is named. In the interim, A. Bruce Dansbury, Executive Vice President and Chief Credit Officer of the Bank, has been appointed as an interim chief operating officer for the Company and the Bank.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                SUN BANCORP, INC.


Date: February 7, 2007                          By:  /s/Dan A. Chila
                                                     ---------------------------
                                                     Dan A. Chila
                                                     Executive Vice President
                                                     and Chief Financial Officer